FTVIP-1 P1, P2 01/13

SUPPLEMENT DATED JANUARY 1, 2013

TO THE PROSPECTUS

DATED MAY 1, 2012 OF

FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The Prospectus is amended as follows:

The “Principal Investment Policies and Practices – Commodity Exchange Act Exclusion” section of the Fund Details is replaced with the following:

The Fund is not intended as a vehicle for trading in the futures, commodity options or swaps markets.  With respect to the Fund, the Trust has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO.

As of January 1, 2013, the terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in futures, commodity options, swaps or non-deliverable foreign currency forwards (used for purposes other than bona fide hedging).  Because the Trust and the Fund intend to comply with the terms of the CPO exclusion, the Fund may need to adjust its investment strategies to limit its investments in these types of instruments. The CFTC has neither reviewed nor approved the Trust’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Please keep this supplement for future reference